Exhibit 10.3

CONFIDENTIAL

Amendment #4 to

TRX, Inc.

Amended and Restated Agreement

for the Provision of Services

with

American Express Travel Related Services Company, Inc.

This Amendment #4 (“Amendment”) is between TRX, Inc., a Georgia corporation, (“TRX”) and American Express Travel Related Services Company, Inc., a New York corporation (“AMEX”). TRX and AMEX have previously entered into an Amended and Restated Agreement for the Provision of Services with American Express Travel Related Services Company, Inc. (the “Agreement”), which is incorporated herein by reference. The parties desire to amend and revise the Agreement solely as set forth in this Amendment. Unless otherwise set forth in this Amendment, the terms defined within the Agreement and its Exhibits, Schedules, and Attachments shall also apply to this Amendment.

W I T N E S S E T H

WHEREAS, TRX and AMEX have previously entered into Amended and Restated Agreement for the Provision of Services dated December 1, 2005 (“Agreement”);

WHEREAS, the Agreement grants AMEX worldwide rights to use the Services on the terms therein;

WHEREAS, the parties desire to add certain hosting services as described in Attachment F to the Services provided under the Agreement (“Hosting Services”);

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

1. Attachment F, as set forth in Annex 1 to this Amendment, is incorporated into the Agreement.

2. Section 1(y) of the Agreement is deleted in its entirety and replaced with the following:

“Services” means those services to be provided by TRX to AMEX hereunder which include RESX Services, CORREX Services, TRANXACT Services, DATATRAX Services and Workflow Manager, including all support maintenance and hosting services related thereto, and Hosting Services, as described in the relevant Attachments.

3. Exhibit A, “PRICING” is revised by adding Section 6 called “HOSTING SERVICES PRICING AND PAYMENT TERMS”. The new Section is set forth on Annex 2 to this Amendment.

4. Exhibit K, “Service Level Agreement” is revised by adding Section VI called “HOSTING SERVICES”. The new Section is set forth on Annex 3 to this Amendment.

5. Escrow Services. The provisions of Section 12, “Escrow”, are not applicable to the Hosting Services.

6. Additional AMEX Representations and Warranties. AMEX represents and warrants to TRX that: (i) AMEX is and shall remain at all times during the term of this Agreement the owner or valid licensee of the AMEX Content; (ii) that use, publication and display of the AMEX Content will not infringe any copyright, patent, trademark, trade secret or other proprietary right of any third party.

7. Balance of Terms Unchanged. Except as expressly set forth in this Amendment, the terms and conditions of the Agreement shall continue in full force and effect. This Amendment shall be effective as of the 1st day of September 2008 (“Effective Date”).

8. Entire Agreement. The Agreement, along with this Amendment, including all Exhibits and Schedules attached hereto and thereto represent the entire understanding and agreement between the parties with respect to the subject matter hereof, and supersedes any and all previous discussions and communications regarding such subject matter. Any subsequent amendments and/or additions hereto are effective only if in writing and signed by both parties.

9. Precedence. With respect to the subject matter of this Amendment only, in the event of a conflict between the Agreement and this Amendment, this Amendment shall control and govern. Thereafter, the precedence set forth in Section 19(l) of the Agreement shall apply.

IN WITNESS WHEREOF, TRX and AMEX have caused this Amendment and its Exhibits to be executed as of the Effective Date by their duly authorized representatives, and each represents and warrants that it is legally free to enter this Amendment.

TRX, INC.		AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

BY:	/s/ David D. Cathcart	BY:	/s/ John Fredell

NAME:	David D. Cathcart	NAME:	John Fredell

TITLE:	CFO	TITLE:	Purchasing Mgr.

DATE:	10 February 2009	DATE:	2/5/09

ANNEX 1

ATTACHMENT F

TO THE AMENDMENT AND RESTATED AGREEMENT

HOSTING SERVICES AND BACKGROUND

AMEX is engaging TRX to provide certain web site hosting services. This Attachment F to the Amended and Restated Agreement (“Attachment F”) provides the terms and conditions under which AMEX shall have access to and use of the Hosting Services.

1. DEFINITIONS.

a. “AMEX Content” means portal configurations, content and data created, produced and developed (or otherwise owned) by AMEX and its Affiliates (including any AMEX-owned trademark or service mark authorized for use by TRX), together with content and data licensed or acquired by AMEX from any third party. This definition of Amex Content shall be limited in its use for the purpose of this Amendment #4.

b. “AMEX Users” means AMEX, employees and contractors as well as any employees and contractors of AMEX’s Affiliates (as identified by AMEX) using the Hosting Services.

c. “Business Day” means those days of the week on which AMEX is open for normal operation (i.e., Monday through Friday, excluding holidays). Where the “next Business Day” or a similar formulation is used, the requirement shall be interpreted as requiring such resolution by the same time as the initiation on the business day indicated (e.g., a default at 3:00 p.m. on Monday will be deemed recovered by the next Business Day if such recovery occurs by 3:00 p.m. on Tuesday).

d. “Customer Content” means content and data created, produced and developed (or otherwise owned) by AMEX Customer using*.

e. “Content” means any and all content and data included within the System.

f. “Hosting Services” has the meaning ascribed thereto in Schedule F-A.

g. “Service Location” means the location where the System is located, as designated in Schedule F-A.

h. “Support and/or Maintenance Services” has the meaning ascribed thereto in Annex 3.

i. “System” means TRX’s computer and related hardware, hardware configurations, operations systems and related firmware, proprietary software and other software and related algorithms, and other data and facilities (including Internet connectivity, as applicable) required to enable AMEX Users to use the Hosting Services, together with any modifications, enhancements and updates thereto.

* Confidential Treatment Requested

2. GRANT OF RIGHTS.

a. License to TRX. AMEX grants to TRX, and TRX accepts, a non-exclusive, royalty-free, worldwide right and license during the term of this Agreement to display the AMEX Content provided by AMEX as necessary to perform the Hosting Services defined in Attachment F.

b. License to AMEX. TRX grants to AMEX, and AMEX accepts, a non-exclusive, non-transferable, royalty-free license, exercisable solely during the term that the Hosting Services are provided by TRX, to use the System solely for the purpose of accessing and using the Hosting Services. AMEX shall have no other rights to the System and all right, title and interest in and to the System shall remain solely with TRX. AMEX shall not, directly or indirectly, reverse engineer, decompile, disassemble or otherwise attempt to derive source code or other trade secrets from the System.

3. PROVISION OF HOSTING SERVICES.

TRX shall provide the Hosting Services as detailed as in Schedule F-A. The parties may agree on the provision of additional Hosting Services upon the execution of a Work Order in the form attached as Schedule F-B. The terms and conditions of this Attachment and the Agreement apply to all Work Orders executed hereunder.

4. RESPONSIBILITIES OF AMEX.

Throughout the term of this Agreement, and as a condition of TRX’s obligation to provide Hosting Services under this Agreement, AMEX agrees that it will:

(i)	Be solely responsible for the AMEX Content provided through the use of the Hosting Services by AMEX; AMEX shall not be responsible nor liable for any Customer Content;

(ii)	Fully cooperate with TRX in connection with TRX’s performance of the Hosting Services. If a TRX obligation is dependent on AMEX and AMEX causes TRX to be delayed in performing an obligation under this Agreement, TRX’s time to perform the delayed obligation shall extend by the same amount of time AMEX delayed. For example, if AMEX is delayed by one day, TRX shall have one day extension to deliver on the TRX obligation;

(iii)	Ensure that the information that AMEX and the AMEX Users transmit and receive through use of the Hosting Services complies with applicable laws, rules and regulations;

(iv)	Provide TRX with a registered domain name for use for the web site(s) provided as part of the Hosting Services;

(v)	Assume full responsibility for providing AMEX Users with any required disclosure or explanation of the various features of the web site(s) available through the Hosting Services and any goods or services described therein, as well as any rules, terms or conditions of use.

5. TERM AND TERMINATION.

5.1 Term: The term of this Attachment F shall be from the Effective Date until December 31, 2010.

5.2 Termination: Notwithstanding any other provision of the Agreement or this Attachment F to the contrary, both Parties may terminate this Attachment F, in whole or in part, as follows: (i) for its convenience, without any obligation or penalty, by giving the other Party six (6) months prior written notice; provided, however, that AMEX shall pay TRX for all acceptable Services rendered and deliverables provided prior to the date of such termination;

5.3 Termination Transition: In the event the Hosting Services defined in this Attachment F are terminated, TRX shall provide AMEX up to * days of transition assistance in accord with the provisions of Section 6(d) of the Agreement.

6. DISCLAIMER.

TRX shall not be responsible for any performance issues or defects in the Hosting Services (i) that are caused by factors outside of TRX’s control; (ii) that result from any actions or omissions of AMEX or any third party; or (iii) that result from AMEX’s software or any third party software not within the sole control of TRX. Notwithstanding anything to the contrary in the Agreement, AMEX acknowledges and agrees that for the Hosting Services, TRX will not provide an alternate site with the hardware infrastructure, network components and underlying software necessary to provide such Services.

7. SCHEDULES. The following Schedules are attached to this Attachment F:

Schedule F-A – Hosting Services Description

Schedule F-B – Form of Work Order

Schedule F-C – Operational Representatives for Hosting Services

Schedule F-D – TRX Third Party Providers for Hosting Services

* Confidential Treatment Requested

SCHEDULE F-A

HOSTING SERVICES DESCRIPTION

AMEX is engaging TRX for the purpose of hosting the American Express *, and providing maintenance and support for the product. These services are broadly described as follows.

1. Service Location – *

2. Hosting Services

*

3. Scheduled Delivery Dates:

*

4. Support and/or Maintenance Services

a. TRX will provide maintenance and support for * environments based on the service levels described in this Amendment 4 and Annex 3 to Amendment 4.

* Confidential Treatment Requested

b. TRX will deliver security patches which shall include any patches required for the operating systems, firewalls, routers, load balancers, switches, and/or any other infrastructural equipment.

c. AMEX will continue to provide TRX access to *. AMEX will notify TRX as soon as reasonably possible in the event that AMEX disables or discontinues *. In parallel, TRX will continue using their own monitoring suite of tools and share data and notifications where possible with AMEX.

5. Acceptance Milestones/Criteria

a. As each environment is completed and software is loaded in each environment, AMEX will test and provide sign-off once all components are operational.

6. Configuration Services:

6.1 Configuration of Equipment. The software Version numbers recommended below may be replaced with equivalent AMEX approved software systems. TRX shall:

*

* Confidential Treatment Requested

7. Hosting Services:

7.1 All TRX hosting services must meet specific uptime numbers as defined later in this document. Broadly they include the following:

*

8. Platform Requirements:

*

* Confidential Treatment Requested

9. Domain Name: *

10. AMEX will be solely responsible for all * software licensing and maintenance to cover the * environments, including reimbursement of any fees to which extent TRX has received prior approval from AMEX to pay for such licenses or maintenance. *.

* Confidential Treatment Requested

SCHEDULE F-B

FORM OF WORK ORDER

SAMPLE HOSTING SERVICES WORK ORDER

AMEX ENTITY: Provide the full legal name of the AMEX entity requesting the Hosting Services; include the billing address and the name and contact information for the AMEX-designated Operational Representative or project lead;

I. DESCRIPTION OF HOSTING SERVICES – Provide a statement of work that includes a high-level overview of the Hosting Services to be provided by TRX to the AMEX entity named above; list related services that are outside the scope of work of this Work Order;

A. Implementation Services – provide a description of the Hosting Services to be implemented by TRX , the mutually-agreed timeframe for commencement and completion of implementation (if any); include the payment terms of the Implementation Fee and a description of any known variables that may affect the timing or cost of the implementation;

II. IMPLEMENTATION SCHEDULE – describe the Hosting Services implementation schedule as agreed by the parties and list any known factors which may affect that schedule;

III. COSTS AND FEES

FEE	AMOUNT	DESCRIPTION	PAYMENT TERMS

IV. SIGNATURE BY AUTHORIZED REPRESENTATIVES – Each Work Order must be signed by an authorized representative of each party.

TRX, INC.	AMEX Entity: ___________________________________

Signature:	Signature:

Title: ___________________________________________	Title: ___________________________________________

Printed Name: ____________________________________	Printed Name: ____________________________________

Date: ___________________________________________	Date: ___________________________________________

SCHEDULE F-C

OPERATIONAL REPRESENTATIVES FOR HOSTING SERVICES

Full Name:	*
Job Title:	*
Department:	*
Company:	*
Business Address:	*
*
Business:	*
E-mail:	*

* Confidential Treatment Requested

ANNEX 2

PRICING

6. HOSTING SERVICES PRICING AND PAYMENT TERMS:

AMEX shall pay TRX the following fees for the Hosting Services. All Hosting Services fees shall be paid in advance * of the date of invoice by TRX. The Implementation Fee shall be paid * of the date of invoice by TRX.

6.1 One Time Implementation Fee - *

6.2 Monthly Costs:

*

TRX shall have the right, annually during the term of this Agreement and with reasonable written notice to AMEX, to increase the Hosting Services fees by the lesser of 5% or the percentage increase in the Consumer Price Index for Urban Consumers (CPI-U), as reported by the U.S. Department of Labor, Bureau of Labor Statistics, for the twelve (12) months preceding the notice by TRX of such increase in fees. In no event shall TRX increase such fees more than once annually (where such annual period is determined by the anniversary of the Effective Date of this Amendment).

* Confidential Treatment Requested

ANNEX 3

SERVICE LEVEL AGREEMENT

VI. HOSTING SERVICES

INTRODUCTION

This Section VI of Exhibit K sets forth certain levels of service that TRX is required to meet in performing the Hosting Services during the Term (“Services Levels”). *.

1. GENERAL PROVISIONS

1.1 Measurement and Reporting.

1.1.2 Except as otherwise agreed upon by the Parties, TRX shall monitor its performance of the Hosting Services against the Service Levels. TRX shall provide automated tools, collect and provide to AMEX the data reasonably made available to it by such tools, and be responsible for measuring performance as against the Service Levels. Failure to properly measure performance with respect to any particular Service Level for any month shall be deemed to be a Service Level Default (as defined below) with respect to such Service Level for such month.

1.1.3 TRX shall provide AMEX with a set of hard copy and soft copy reports to verify TRX’s performance and compliance with the Service Levels. Detailed supporting information for all reports shall be provided to AMEX in spreadsheet form, or such other form as reasonably requested by AMEX. The raw data, detailed supporting information and other data produced or derived from measurement of the Services shall be deemed AMEX Data, and may be accessed by AMEX on-line and in real time, where feasible, at any time during the Term.

1.2 Service Requirement.

(a)	Stability: * TRX will achieve no less than * average as measured by a * performance average (explained further in the service level section) exclusive of both emergency and scheduled maintenance, and force majeure events (“Target Uptime”). AMEX may, at its discretion, fund any necessary enhancements to TRX’s hosting facility required to obtain a higher level of stability and uptime.

(b)	Stability: *, TRX will achieve no less than * average as measured by a * performance average (explained further in the service level section) exclusive of both emergency and scheduled maintenance, and force majeure events (“Target Uptime”). Given the nature of development environments, target uptime for * will be limited to availability of hardware, network access and operating system. AMEX may, at its discretion, fund any necessary enhancements to TRX’s hosting facility required to obtain a higher level of stability and uptime.

* Confidential Treatment Requested

(c)	Emergency/Security Upgrades Maintenance: Maintenance that may affect availability to service or provide immediate security patches to protect against possible intrusion or virus exposure may be implemented as needed.

(d)	Delivering security patches: TRX will deliver security patches which shall include any patches required for the operating systems, firewalls, routers, load balancers, switches, and/or any other infrastructural equipment.

(e)	Ongoing monitoring/alerting: AMEX will continue to provide TRX access to * notifications and reporting. AMEX will notify TRX as soon as reasonably possible in the event that AMEX disables or discontinues *. In parallel, TRX will continue using their own monitoring suite of tools and share data and notifications where possible with AMEX.

(f)	Maintenance and Warranty: AMEX will provide enhancements or other modifications to the site from time to time.

(g)	Any diminimus modification to the Hosting Services and platform requirements defined in Sections 7 and 8 of Schedule
F-A to Amendment 4 shall be made via a Work Order substantially in the form of Schedule F-B to Amendment 4 which shall is to be executed by authorized signatories of the Parties and shall not exceed the sum total of *.

2. SERVICE LEVEL PROCESS

2.1.1 The numerical values associated with such Service Levels (e.g., availability of *) shall be subject to * Effective Date. *.

2.1.2 The Parties agree that all Service Levels * in accordance with Section 2.1.1 hereof shall not be less than those levels reasonably and consistently achievable with the systems and environments used to provide the Services if used in accordance with the practices and standards used in well-managed operations performing services similar to the Services.

3. SERVICE LEVEL AGREEMENT (“SLA”)

3.1 Upon notification to AMEX by TRX of any problem incident, or upon AMEX notifying TRX of any problem incident, such notification shall be pursuant to the severity levels outlined below.

* Confidential Treatment Requested

3.2 *

3.3 *

4 Severity Levels

*

* Confidential Treatment Requested

*

* Confidential Treatment Requested

4. General Issue Tracking and Resolution Expectations of TRX.

*

* Confidential Treatment Requested

3. CRITICAL SERVICE LEVELS *

*

* Confidential Treatment Requested

EXHIBIT 1

to Service Level Agreement

SERVICE LEVELS

Application Availability & Performance Target Standards

*

SERVICE LEVEL #3:     SERVICE AVAILABILITY FOR SYSTEM

*

* Confidential Treatment Requested

*

* Confidential Treatment Requested

SCHEDULE F-D

TRX THIRD PARTY PROVIDERS FOR HOSTING SERVICES

Hosting Company

*

*

*

*

* Confidential Treatment Requested